BRIDGES INVESTMENT FUND, INC.

                                 THIRTY-EIGHTH

                           ANNUAL SHAREHOLDER REPORT

                                      2000




                               CONTENTS OF REPORT


            Pages 1 - 7        Shareholder Letter

            Exhibit 1          Statement of Income and Expenses by
              Page 8           Calendar Quarter for the Year Ended
                               December 31, 2000

            Exhibit 2          Historical Financial Information
              Page 9

            Exhibit 3          Portfolio Transactions During the Period From
              Pages 10 - 11    October 1, 2000, through December 31, 2000

            Exhibit 4          Reports to Stockholders of Management
               Page 12         Companies

            Page 13            Independent Auditors' Report

            Pages 14 - 27      Audited Financial Statements for the
                               Year Ended December 31, 2000

            MD&A 1 _ 5         Management Discussion and Analysis




      This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus, a copy of which may be obtained by inquiry to the Fund's office.

                         BRIDGES INVESTMENT FUND, INC.
                              8401 West Dodge Road
                             Omaha, Nebraska 68114

                            Telephone  402-397-4700
                            Facsimile  402-397-8617



                                   Directors

                    Frederick N. Backer
                    Edson L. Bridges II
                    Edson L. Bridges III
                    N. P. Dodge, Jr.
                    John W. Estabrook
                    Jon D. Hoffmaster
                    John J. Koraleski
                    Roger A. Kupka
                    Gary L. Petersen
                    John T. Reed
                    Roy A. Smith
                    Janice D. Stoney
                    L.B. Thomas
                    John K. Wilson




                                    Officers

                    Edson L. Bridges II - Chairman and
                                            Chief Executive Officer
                    Edson L. Bridges III _ President and
                                             Chief Investment Officer
                    Brian M. Kirkpatrick _ Vice President
                    Mary Ann Mason - Secretary
                    Kathleen J. Stranik - Assistant Secretary
                    Nancy K. Dodge - Treasurer
                    Linda J. Morris _ Assistant Treasurer




                                    Auditor

                              KPMG LLP
                              Two Central Park Plaza
                              Suite 1501
                              Omaha, Nebraska 68102-1617




    Corporate Counsel                    Counsel to Independent Directors

    Baird, Holm                          Koley, Jessen, P.C.
    Attorneys at Law                     Attorneys at Law
    1500 Woodmen Tower                   One Pacific Place, Suite 800
    Omaha, Nebraska 68102                1125 South 103 Street
                                         Omaha, Nebraska  68124

                                                           January 23, 2001

Dear Shareholder:

                               President's Report

     In 2000, Bridges Investment Fund, Inc. had a total return of -13.93% based on a year-end 1999 net asset value of $46.24 per share, a year-end 2000 net asset value of $38.59 per share, net investment income of $0.40 per share during 2000, and net capital gains of $.80880716 per share during 2000. Assuming a shareholder owned the Fund for an entire year and reinvested dividends and capital gain distributions on the payable dates, the compound total return for the year was -14.09.

     Total returns for the Fund over the past five years are summarized in the table which follows:





     Yr. Over Yr. Returns
                                               Yr. End Asset Allocation
                             Salomon Bros.
                                 7-10 Yr.                   %           %
Year        BIF    S&P 500     Corp. Index Year         Equities     Fixed
2000     -14.09        -9.10         10.83         2000         83.1       16.9
1999      38.90        21.04         -3.02         1999         86.3       13.7
1998      27.48        28.58          9.14         1998         83.4       16.6
1997      22.33        33.35          9.71         1997         85.1       14.9
1996      18.06        22.94          2.84         1996         73.6       26.4


                                                     Salomon
                                                     Bros. 7-10 Yr.
                              BIF       S&P 500       Corp. Index
Three year compound annual
 total return:                15.01          12.26          3.24
Five year compound annual
 total return:                17.05          18.32          5.76


     The Fund's primary investment objectives are (1) long-term capital growth and (2) the generation of a moderate amount of investment income.

     The year 2000 was characterized by much more difficult and challenging equity market conditions than at any time since 1990. After five consecutive years with total returns in excess of 20% (an unprecedented run), the S&P 500 had a total return of -9.1% in 2000, its first negative year since it declined 3.1% in 1990. The Fund's total return of -14.09% trailed the S&P 500 and represented the Fund's first negative total return year since 1977. While we were disappointed to see such a long streak of uninterrupted positive years broken, we believe that the declines in equity prices and equity valuations during 2000 were both overdue, and much more importantly, needed, from the standpoint of cleansing speculative excesses from the market and setting the stage for better equity performance in coming years.

     Over the last two years (1999 and 2000), the Fund had a total return of 19.33% versus 10.02% for the S&P 500. On a three-year basis, the Fund had a compound annual total return of 15.01% versus 12.26% for the S&P 500. Over the five-year period ending December 31, 2000, the Fund had a compound annual total return of 17.05% versus 18.32% for the S&P 500.

Shareholder Letter                  2                    January 23, 2001


     Contrary to 1999, when the Fund's fixed income investments were a drag on portfolio returns, the Fund's bonds served to cushion the Fund's performance in 2000, as interest rates peaked during late January and declined during most of the remainder of the year. The Salomon Brothers 7-10 year Corporate Index advanced 10.83%, while the Fund's bonds, which have an average life of 2.6 years, had a total return of 10.93%. In retrospect, we should have extended the average life of the Fund's bond portfolio in the early part of 2000 when rates were higher. It is likely that we will look to extend bond maturities in the Fund in the future once interest rates rise coincident with an eventual uptick in the pace of economic growth. It is possible that this opportunity may not present itself until the latter part of 2001 or sometime in 2002.

     In a sense, the strong performance of bonds during 2000 and the relatively poor performance of equities puts the capital markets in almost the opposite position of where they stood 12 months ago. We believe the significant decline across most segments of the equity market during 2000 and the consequent improvement in valuations make equities somewhat more attractive over the next three-to-five years relative to bonds, as yields on five to ten-year Treasuries have fallen to a little over 5%.

     Despite the improvement in equity valuations, we believe that a number of signs point to a slowing in economic growth over the course of 2001, and that the uncertainties associated with a slowing economy favor the odds of a continued choppy and volatile equity market environment. Further, many corporations will face difficult earnings comparisons over the course of this year, as corporate profitability in 1999 was extremely high by historic standards. Consequently, 2001 may prove to be a challenging and transitional year for equity investors.

     The common stock portion of the Fund had a total return of -17.74% during 2000, which meaningfully lagged the -9.10% total return for the S&P 500.

     The following table summarizes the performance of the Fund's common stocks over the past five years




                             BIF Common Stock Total Returns

          Annual Total Returns
                                               Cumulative Total Returns
          BIF Stocks     S&P 500                  BIF Stocks     S&P 500
2000       -17.74     -9.10            2000           -17.74      -9.10
1999        46.60     21.04            1999-2000       18.70      10.02
1998        32.93     28.58            1998-2000       56.24      41.46
1997        27.00     33.35            1997-2000       97.00      88.65
1996        25.04     22.94            1996-2000      145.06     131.93



     Our sense is that in many cases, our companies from a financial operations standpoint outperformed their stock market performance. Again, 2000 tended to be the mirror opposite of 1999, when many of our companies' stock prices did better than their underlying financial performance.

Shareholder Letter                   3                   January 23, 2001



     When 1999 and 2000 are looked at on a consolidated basis, the portfolio's equities advanced 18.70% versus a 10.02% total return for the S&P 500. Despite this strong absolute and relative stock price performance over the past two years, many of the Fund's holdings enjoyed significantly better financial performance in terms of growth of revenues, cash flow, and earnings, and, consequently, we believe the Fund is well positioned from a valuation standpoint relative to the growth prospects we think are reasonable for our holdings over the next three-to-five years.

     The following table summarizes the performance of the Fund's top ten common stockholdings at year-end 2000 and provides a comparison to the top ten holdings at year-end 1999:




                       12/31/00     %
                                          % of   Tot.     Tot.   EPS     EPS
No. of                  Market     of     Tot.   Rtn.     Retn.  5 Yr.   % Chg.                  EPS LT
                                          Net   % Chg.   % Chg.  Hist.   00 Vs.    P/E    P/E    Future
Shares  Company         Value  Equities  Assets  Qtr.   12 Mos. Gr. Rate   99      2001   2002   Gr. Rate

47,000  Capital One     3,093,188  5.2%     4.3%  -6.0%    36.8%     29%    30%     22.6   18.3      25%
50,000  Nokia           2,175,000  3.7%     3.0%   9.3%    -8.5%      -     27%     46.3   35.1      30%
75,000  West            2,109,375  3.5%     3.0%  27.8%    15.1%      5%    30%     23.4   19.7      22%
        Teleserv.
30,000  Freddie Mac     2,066,250  3.5%     2.9%  27.7%    47.8%     20%    15%     17.7   15.5      15%
25,000  Qualcomm        2,054,688  3.5%     2.9%  15.4%   -53.3%      -     72%     64.7   49.5      37%
30,000  EMC Corp.       1,995,000  3.4%     2.8% -32.9%    21.7%     38%    44%     65.2   52.4      30%
16,000  Merck           1,498,000  2.5%     2.1%  26.2%    41.2%     16%    18%     29.2   26.5      13%
40,000  Vodafone        1,432,500  2.4%     2.0%  -3.2%   -27.2%     24%    22%     73.1   43.7      25%
36,000  Cisco           1,377,000  2.3%     1.9% -30.8%   -28.6%     32%    44%     48.4   37.9      30%
        Systems
30,000  Home Depot      1,370,625  2.3%     1.9% -13.8%   -33.3%     30%    15%     33.1   27.9      23%

                       19,171,626 32.3%    26.8%

        Total          59,488,293          83.1%
        Equities

        Total Net      71,411,520
        Assets


                       12/31/99     %     % of
                                                  Tot.    Tot.   EPS       EPS
No. of                  Market     of   Tot. Net  Rtn.    Rtn.   5 Yr.     % Chg.                  EPS LT
                                                 % Chg.  % Chg.  Hist.     99 Vs.  P/E     P/E     Future
Shares  Company         Value  Equities  Assets   Qtr.  12 Mos.  Gr. Rate    98    2000    2001   Gr. Rate

26,000  Qualcomm        4,582,500  7.6%     6.6% 272.4%  2619.4%     95%   182%    173.0  133.0      40%
20,000  Microsoft       2,335,000  3.9%     3.3%  28.9%    68.4%     46%    57%     71.2   61.1      25%
50,000  Gap             2,300,000  3.8%     3.3%  43.8%    23.2%     33%    36%     30.3   25.1      20%
12,000  Nokia           2,292,750  3.8%     3.3% 112.6%   219.0%       -    36%     67.5   54.4      25%
30,000  Home Depot      2,062,500  3.4%     3.0%  50.4%    68.8%     27%    39%     56.4   44.9      24%
40,000  Vodafone        1,980,000  3.3%     2.8%   4.1%    54.4%     26%    49%     69.7   46.7      25%
18,000  Cisco           1,928,250  3.2%     2.8%  56.2%   130.8%     37%    29%    107.0   84.4      30%
        Systems
18,000  HNC Software    1,903,500  3.2%     2.7% 166.5%   161.5%       -   -15%     91.2   66.1      40%
16,000  EMC Corp.       1,748,000  2.9%     2.5%  53.1%   157.1%     30%    40%     76.9   59.1      30%
35,000  Capital One     1,686,563  2.8%     2.4%  23.6%    26.0%     25%    31%     21.4   17.2      25%

                       22,819,063 37.9%    32.7%

        Total          60,166,326          86.3%
        Equities

        Total Net      69,735,684
        Assets




Shareholder Letter                      4                    January 23, 2001


     While it is easy to get caught up in the volatility of the capital markets on a day-to-day basis, we believe that our shareholders' interests are best served by an investment approach that seeks to allocate capital to those companies which we believe provide the best opportunity for capital appreciation over the long run, given our assessment of the sustainability of those companies' strong financial performance and their competitive position in the sectors in which they compete. We will continue to balance each company's prospects for earnings and cash flow growth over time against the current market valuation of its common stock. Periods of high volatility and declining stock prices and equity valuations actually provide us with more and better opportunities to establish and increase positions in those companies with the best long-term prospects at more favorable valuation levels which allow for more attractive long-term returns.

     While we expect 2001 will be at least as challenging as 2000 was, we remain constructive on the long-term growth prospects for the companies that we own, and we will continue to maintain a disciplined, focused, and growth-oriented equity investment philosophy.

     We appreciate your continued confidence, patience, and support.

                                        Sincerely,

                                        \s\ Edson L. Bridges III
                                        Edson L. Bridges III, CFA
                                        President

ELBIII:kjs

Shareholder Letter                      5                   January 23, 2001


                               Chairman's Message


Dear Shareholder:



Highlight Comments

     The Fund benefited from the excellent long term investment record (1978 -
1999) of 22 consecutive positive total annual returns, combined with the extraordinary 38.9% total return earned in 1999 by receiving many new investors during 2000. A total value of $17,764,369 worth of shares of capital stock was issued last year -- -- an amount equal to 25.47% of the $69,735,684 in net assets at the end of 1999. We welcome our new shareholders, and we thank everyone for sticking with us during a difficult and tumultuous year in the stock market.

     During 1999, the Fund commenced the process of registering shares of capital stock in states other than Nebraska in response to a growing number of inquiries from many areas of our nation regarding possible purchases of our shares. By the end of 2000, the Fund had become registered in 20 states. The initiative to have shares available in all 50 states will continue in the year 2001. The costs for this state registration program are paid for by Bridges Investment Counsel, Inc. from its investment advisory fee.


Financial Statements

     Details regarding the Fund's Audited Financial Statements will appear in the Independent Auditors' Report, in the Schedule of Portfolio Investments, in the Statement of Assets and Liabilities, in the Statement of Operations, in the Statement of Changes in Net Assets, in the Notes to Financial Statements, and in the Financial Highlights. This information appears on pages 14 to 27 of this report.


Exhibits

     The audited financial statements are supplemented by four Exhibits that appear immediately after this letter. Exhibit 1 records the income and expenses of the Fund for each calendar quarter for 2000. Exhibit 2 sets forth the financial history of the Fund since 1963. Exhibit 3 itemizes the purchases, sales, and other transactions in the Fund's portfolio for the quarter that ended December 31, 2000, and Exhibit 4 provides a required report concerning the last Annual Meeting of Shareholders.


Dividend

     On December 5, 2000, the Board of Directors declared a quarterly dividend from the net investment income earned during the October - December Quarter of 2000 and from any undistributed net investment income that was earned earlier in 2000. This dividend was made payable on January 23, 2001, from net income that was received through December 31, 2000, to shareholders of record on December 29, 2000.

     The exact amount of this dividend was delegated to the Chairman and the Treasurer of the Fund after the precise net income of the Fund was established on the record date. The Chairman and

Shareholder Letter                    6                   January 23, 2001



the Treasurer determined the ordinary income dividend to be $.10 per share to be paid out under the December 5, 2000 resolution adopted by the Board of Directors. This payment, in addition to the $.11 per share previously paid and declared in October, 2000, brought the total distributions paid or payable from ordinary income earned during the Fourth Quarter of 2000 and earlier in 2000 to $.21 per share. The $.10 per share dividend amount was confirmed and ratified by the Board of Directors at their most recent regular meeting that was held on January 9, 2001.


Tax Information

     A letter of explanation regarding the taxability of the dividend and the capital gains payments made by the Fund during 2000 will accompany this letter to you. You should provide a copy of this letter, dated January 23, 2001, to your tax preparer or consultant. This letter specifies the information that is necessary for the preparation of a federal income tax return.


Form 1099-DIV

     Bridges Investor Services, Inc. has prepared and will issue a Form 1099 DIV for 2000 for your shareholder account on or about January 31, 2001.


Market Value Information

     Investors who own Individual Retirement Act and Standard Retirement Plan accounts in the Fund will receive a special message on the enclosed dividend reinvestment confirmation statement to disclose the market value of your account as of December 31, 2000. This information will be utilized in the filing of the Form 5498 and the Form 5500 EZ reports to the appropriate federal authorities by our personnel later on in the year 2001.


Bridges Investment Management, Inc.

     Last year, the Shareholder Letter for the 1999 Annual Report included a section entitled "Business Plans" that described the purposes for creating Bridges Investment Management, Inc. as a succession company to Bridges Investment Counsel, Inc. for the handling of discretionary portfolio management accounts and for appropriate continuity of services in the event of my death, disability, or full retirement from Bridges Investment Counsel, Inc.

     Bridges Investment Management, Inc. was formally separated from Bridges Investment Counsel, Inc. on December 15, 2000. The new Firm will have its own service income stream and balance sheet assets and capital, and its personnel and capabilities are now fully prepared to accept the management responsibilities for the Fund.

     However, as you will note on pages 17 - 20 in the Proxy Statement for the Annual Meeting of Shareholders to be held on February 20, 2001, Bridges Investment Counsel, Inc. is expected to continue as manager of the Fund for the upcoming year, and the thirty-ninth renewal of the investment advisory contract between the Fund and the manager through the approval of the shareholders will be acted upon at that February 20, 2001 meeting.

Shareholder Letter                    7                   January 23, 2001


Director Fees

     The independent directors of the Fund have determined to end the stipends that have historically been paid by Bridges Investment Counsel, Inc. from its fee income for services by such persons effective with the last meeting held in December, 2000. Commencing in January, 2001, director fees for meetings attended will be paid from the Fund's resources. This new cost to the Fund will approximate $15,000 to $20,000 per year, depending upon the number of Committee and Board meetings held and upon the number of independent directors that attend each meeting. Further details may be found on page 16 of the Proxy Statement.


Authorized Shares

     The Fund's recent success in selling capital stock has reduced the inventory of available authorized shares to be used for issuance in 2001 and beyond to a quite low level. Consequently, the Board of Directors is asking you to double the number of authorized shares from 3,000,000 to 6,000,000 for approval at our February 20, 2001 meeting.


Appreciation

     Everyone connected with the Fund is grateful for your support and presence as a shareholder. With best wishes for the New Year.

                                   Sincerely,


                                   \s\ Edson L. Bridges II
                                   Edson L. Bridges II, CFA
                                   Chairman


ELBII:elc

                                     -8-



                                   Exhibit 1

                         BRIDGES INVESTMENT FUND, INC.

                        STATEMENT OF INCOME AND EXPENSES
                              BY CALENDAR QUARTER
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                           March 31,  June 30,   September 30,  December 31,    Annual
                              2000      2000         2000           2000        Total
Investment Income:
  Interest                  $173,836   $230,740     $233,155      $208,976    $ 846,707
  Dividends _ (net of
    foreign withholding
    taxes)                   108,703     89,121       96,853        92,437      387,114
  Total Investment Income   $282,539   $319,861     $330,008      $301,413    1,233,821

Expenses:
  Management fees           $ 89,183   $ 92,655     $ 96,807      $ 90,696     $369,341
  Custodian fees              11,418     11,766       12,181        11,569       46,934
  Insurance                    6,349      6,349        6,348         6,349       25,395
  Bookkeeping services         6,418      5,100        5,288         6,033       22,839
  Printing and supplies        7,377      2,906        2,793         3,383       16,459
  Professional services        2,625      3,420        3,050         7,647       16,742
  Dividend disbursing and
    transfer agent fees        8,114      6,288        5,816         6,257       26,475
  Computer programming         1,250      1,250        1,250         1,800        5,550
  Taxes and licenses             266        266          267           266        1,065
                           _________   ________    _________      _________    ________

      Total Expenses        $133,000   $130,000     $133,800      $134,000     $530,800


NET INVESTMENT INCOME       $149,539   $189,861     $196,208      $167,413     $703,021




    Sources:  Unaudited Quarterly Reports to the Shareholders of Bridges
          Investment Fund, Inc. for the March 31, June 30, and September 30 periods. Annual total information is per the accompanying financial statements.




                                     -9-

                                   Exhibit 2

                         BRIDGES INVESTMENT FUND, INC.

                   SELECTED HISTORICAL FINANCIAL INFORMATION

     - - - - - - - - - - - - -Year End Statistics - - - - - - - - - - - - -
Valuation       Net     Shares       Net Asset     Dividend/  Capital
  Date        Assets    Outstanding  Value/Share     Share    Gains/Share
 07-01-63    $  109,000       10,900    $10.00     $   -      $   -
 12-31-63       159,187       15,510     10.13        .07         -
 12-31-64       369,149       33,643     10.97        .28         -
 12-31-65       621,241       51,607     12.04        .285        .028
 12-31-66       651,282       59,365     10.97        .295        -
 12-31-67       850,119       64,427     13.20        .295        -
 12-31-68     1,103,734       74,502     14.81        .315        -
 12-31-69     1,085,186       84,807     12.80        .36         -
 12-31-70     1,054,162       90,941     11.59        .37         -
 12-31-71     1,236,601       93,285     13.26        .37         -
 12-31-72     1,272,570       93,673     13.59        .35         .08
 12-31-73     1,025,521      100,282     10.23        .34         .07
 12-31-74       757,545      106,909      7.09        .35         -
 12-31-75     1,056,439      111,619      9.46        .35         -
 12-31-76     1,402,661      124,264     11.29        .38         -
 12-31-77     1,505,147      145,252     10.36        .428        .862
 12-31-78     1,574,097      153,728     10.24        .481        .049
 12-31-79     1,872,059      165,806     11.29        .474        .051
 12-31-80     2,416,997      177,025     13.65        .55         .0525
 12-31-81     2,315,441      185,009     12.52        .63         .0868
 12-31-82     2,593,411      195,469     13.27        .78         .19123
 12-31-83     3,345,988      229,238     14.60        .85         .25
 12-31-84     3,727,899      278,241     13.40        .80         .50
 12-31-85     4,962,325      318,589     15.58        .70         .68
 12-31-86     6,701,786      407,265     16.46        .688        .86227
 12-31-87     7,876,275      525,238     15.00        .656       1.03960
 12-31-88     8,592,807      610,504     14.07        .85        1.10967
 12-31-89    10,895,182      682,321     15.97        .67         .53769
 12-31-90    11,283,448      744,734     15.15        .67         .40297
 12-31-91    14,374,679      831,027     17.30        .66         .29292
 12-31-92    17,006,789      971,502     17.51        .635        .15944
 12-31-93    17,990,556    1,010,692     17.80        .6225       .17075
 12-31-94    18,096,297    1,058,427     17.10        .59         .17874
 12-31-95    24,052,746    1,116,620     21.54        .575        .19289
 12-31-96    29,249,488    1,190,831     24.56        .55         .25730
 12-31-97    36,647,535    1,262,818     29.02        .5075       .30571
 12-31-98    48,433,113    1,413,731     34.26        .44        2.11648
 12-31-99    69,735,684    1,508,154     46.24        .30         .91088
 12-31-00    71,411,520    1,850,301     38.59        .40         .80880716




                                     -10-

                                   Exhibit 3

                         BRIDGES INVESTMENT FUND, INC.

                             PORTFOLIO TRANSACTIONS
                             DURING THE PERIOD FROM
                   OCTOBER 1, 2000, THROUGH DECEMBER 31, 2000
                                          Bought or       Held After
               Securities                 Received        Transaction
          Common Stocks Unless            $1,000 Par      $1,000 Par
           Described Otherwise            Value (M)       Value (M)
                                          or Shares       or Shares
      AES Corporation                       2,000          22,000
      Altera Corporation                    5,000          25,000
      Analog Devices, Inc.                  5,000           5,000
      Applied Materials                     9,000           9,000
      Broadcom Corp.                        1,000           4,000
      CSG Systems International             1,000          26,000
 <F1>(1)  Calpine Corporation              11,000          17,000
      Capital One Financial                 7,000          47,000
      Clear Channel Communications          2,000          12,000
      Fifth Third Bancorp                   5,000           5,000
 <F2>(2)  Flextronics International Ltd.   18,000          25,000
      Goldman Sachs Group                   3,000           7,000
 <F3>(3)  I2 Technologies, Inc.             5,000           8,000
      Interpublic Group Cos.                2,000           7,000
      Juniper Networks                      7,000           7,000
      Level 3 Communications               18,000          33,000
      Morgan Stanley Dean Witter            3,000          16,000
      PMC - Sierra                          2,000           5,000
 <F4>(4)  Providian Financial               7,000          10,000
 <F5>(5)  Retek, Inc.                      22,374          22,374
      Schwab, Charles Corp.                 5,000          13,000
 <F6>(6)  Sun Microsystems, Inc.           15,000          26,000
      Veritas Software Co.                  2,000           5,000
      Worldcom Inc. Communications          5,000          25,000
      Various Issues of Commercial Paper   99,265M          6,825M
         Notes Purchased during
         4th Quarter, 2000


 <F1>(1) Received 7,000 shares in a 2-for-1 stock split on November 15, 2000.
 <F2>(2) Received 10,000 shares in a 2-for-1 stock split on October 17, 2000.
 <F3>(3) Received 4,000 shares in a 2-for-1 stock split on December 6, 2000.
 <F4>(4) Received 5,000 shares in a 2-for-1 stock split on December 1, 2000.
 <F5>(5) Received 22,374 shares in spin-off from HNC Software on October 2,
          2000.
 <F6>(6) Received 13,000 shares in a 2-for-1 stock split on December 6, 2000.







                                     -11-



                                   Exhibit 3

                         BRIDGES INVESTMENT FUND, INC.

                             PORTFOLIO TRANSACTIONS
                             DURING THE PERIOD FROM
                   OCTOBER 1, 2000, THROUGH DECEMBER 31, 2000
                                  (Continued)

                                              Sold or       Held After
                 Securities                   Exchanged     Transacion
            Common Stocks Unless              $1,000 Par    $1,000 Par
             Described Otherwise              Value (M)     Value (M)
                                              or Shares     or Shares
      Dow Chemical Company                     18,000           --
      EMC Corporation                           2,000         30,000
      Echostar Communications                   5,000         11,000
      First Dada Corporation                   15,000           --
      Juniper Networks                          3,000          4,000
      Level 3 Communications                    3,000         30,000
      Qualcomm, Inc.                            1,000         25,000
      Retek, Inc.                               2,374         20,000
      Sun Microsystems, Inc.                    4,000         13,000
      Transaction Systems Architects           32,000           --
      U.S. Bancorp                             10,000           --
      Voicestream Wireless Corp.                2,000           --
      Various Issues of Commercial             99,840M          --
        Paper Notes maturing during
        4th Qtr., 2000


                                   Exhibit 4

                         BRIDGES INVESTMENT FUND, INC.

                REPORTS TO STOCKHOLDERS OF MANAGEMENT COMPANIES

                               In Accordance With
      Rule 30d-1(b) of the General Rules and Regulations Promulgated Under
                 The Investment Company Act of 1940 as Amended

     "If any matter was submitted during the period covered by the shareholder report to a vote of the shareholders, through the solicitation of proxies or otherwise, furnish the following information:"

(1)   Annual Meeting held on February 15, 2000, at 11:00 a.m.

(2) Election of Directors for one year terms (All Directors Stand for Annual Election):



                                    - - - - - -Votes Cast - - - - - -
                                                           Withhold
                                               For All     Authority
Names of Directors                            Nominees    To Vote For
Elected at Meeting                   For       Except    All Nominees
Frederick N. Backer                1,274,346    None         3,607
Edson L. Bridges II                1,274,346    None         3,607
Edson L. Bridges III               1,274,346    None         3,607
N. P. Dodge, Jr.                   1,274,346    None         3,607
John W. Estabrook                  1,274,346    None         3,607
Jon D. Hoffmaster                  1,274,346    None         3,607
John J. Koraleski                  1,274,346    None         3,607
Roger D. Kupka                     1,274,346    None         3,607
Gary L. Petersen                   1,274,346    None         3,607
John T. Reed                       1,274,346    None         3,607
Roy A. Smith                       1,274,346    None         3,607
Janice D. Stoney                   1,274,346    None         3,607
L.B. Thomas                        1,274,346    None         3,607
John K. Wilson                     1,274,346    None         3,607



(3)  A brief description for each matter voted upon at the meeting:


       Matters Voted Upon                 For       Against      Abstain
(a) For a proposed investment           1,277,233    None           720
    advisory contract which continues
    the employment of Bridges
    Investment Counsel, Inc. as
    investment adviser to the Fund
    for the period from April 17,
    2000 through April 17, 2001

(b) For the ratification of the         1,275,796    None         2,157
    selection of KPMG LLP as
    independent auditors of the
    Fund for the Fiscal Year ending
    December 31, 2000




                    INDEPENDENT AUDITORS' REPORT






To the Shareholders and the Board of Directors of Bridges Investment Fund, Inc.


     We have audited the accompanying statement of assets and liabilities of Bridges Investment Fund, Inc. including the schedule of portfolio investments, as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended. These financial statements are the responsibility of Bridges Investment Fund, Inc. Our responsibility is to express an opinion on these financial statements based on our audit. The financial highlights for each of the years in the two year period ended December 31, 1997 were audited by other auditors whose report thereon dated January 16, 1998 expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bridges Investment Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                             KPMG LLP



January 8, 2001


                                   -15-


                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS

                               DECEMBER 31, 2000

                                                    Number
                Title of Security                  of Shares      Cost        Valuet

      COMMON STOCKS - (83.1%)

Advertising _ 0.4%
  Interpublic Group of Companies, Inc. (The)       7,000      $   227,412  $   297,938

Banking and Finance  - 3.3%
  Fifth Third Bancorp                              5,000      $   232,813  $   298,750
  First National of Nebraska, Inc.                   230          346,835      483,000
  State Street Corporation                         8,000           66,525      993,680
  Wells Fargo & Co.                               10,000          138,173      556,875
                                                              $   784,346  $ 2,332,305

Beverages _ Soft Drinks  - 1.4%
  PepsiCo, Inc.                                   20,000      $   256,225  $   991,250

Communications _ Radio and Television _ 0.8%
  Clear Channel Communications, Inc.*             12,000      $   464,114  $   581,250

Computers _ Hardware and Software  - 6.9%
  Cisco Systems, Inc.*                            36,000          290,726    1,377,000
  HNC Software, Inc.*                             18,000          125,257      534,375
  I2 Technologies, Inc.*                           8,000          601,469      435,000
  Juniper Networks, Inc.*                          4,000          633,720      504,250
  Microsoft Corporation*                          20,000           93,361      870,000
  Tibco Software, Inc.*                            6,000          153,194      287,625
  Retek, Inc.*                                    20,000          435,690      487,500
  VERITAS Software Corporation*                    5,000          620,656      437,500
                                                              $ 2,954,073  $ 4,933,250

Computers _ Memory Devices _ 2.8%
  EMC Corporation/MASS*                           30,000      $   344,065  $ 1,995,000

Computers _ Micro _ 1.0%
  Sun Microsystems, Inc.*                         26,000      $   523,875  $   724,750

Data Processing and Management _ 1.7%
  CSG International Inc. Systems*                 26,000      $   916,526  $ 1,220,375

Diversified Operations _ 1.6%
  Berkshire Hathaway Inc., Class B *                 500      $   600,020  $ 1,177,000



    *Nonincome-producing security

                                    -16-



                         BRIDGES INVESTMENT FUND, INC.



                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 2000

                                                    Number                    Market
                Title of Security                  of Shares      Cost        Value

       COMMON STOCKS   (Continued)

Drugs - Medicines _ Cosmetics  - 8.1%
  Abbott Laboratories                             15,000      $   169,395  $   726,563
  Amgen, Inc.*                                    15,000          463,500      959,062
  Bristol-Myers Squibb Co.                         8,000          141,675      591,500
  Elan Corporation PLC ADR*                       20,000          419,005      936,250
  Johnson & Johnson                               10,000          109,396    1,050,625
  Merck & Co., Inc.                               16,000          274,266    1,498,000
                                                              $ 1,577,237  $ 5,762,000

Electrical Equipment and Supplies  - 1.6%
  General Electric Co.                            24,000      $   147,473  $ 1,150,500

Electric _ Generation _ 3.2%
  AES Corporation*                                22,000      $   743,237  $ 1,218,250
  Calpine Corporation*                            17,000          757,529      766,063
  Enron Corp.                                      4,000          346,467      332,500
                                                              $ 1,847,233  $ 2,316,813

Electronic Components _ Conductors _ 4.5%
  Altera Corporation*                             25,000      $   706,937  $   657,812
  Analog Devices, Inc.*                            5,000          296,550      255,938
  Applied Matrials, Inc.*                          9,000          406,500      343,687
  Broadcom Corporation Class A*                    4,000          667,052      338,000
  Intel Corporation                               40,000          334,735    1,210,000
  PMC - Sierra, Inc.*                              5,000          858,094      393,125
                                                              $ 3,269,868  $ 3,198,562

Electronics  - 2.4%
  Flextronics International Ltd.*                 25,000      $   814,957  $   712,500
  Solectron Corporation *                         30,000          439,416    1,017,000
                                                              $ 1,254,373  $ 1,729,500

Finance _ Credit Cards _ 1.5%
  American Express Company                        20,000      $   837,772  $ 1,098,750

Finance _ Diversified _ 2.5%
  Citigroup, Inc.                                  9,999      $   514,720  $   510,574
  Morgan Stanley, Dean Witter, Discover & Co.     16,000          882,988    1,268,000
                                                              $ 1,397,708  $ 1,778,574

Finance _ Investment Banks _ 1.6%
  Merrill Lynch & Co., Inc.                        6,000      $   168,586  $   409,125
  Goldman Sachs Group, Inc. (The)                  7,000          770,350      748,562
                                                              $   938,936  $ 1,157,687


    *Nonincome-producing security




                                      -17-



                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 2000

                                                    Number
                Title of Security                  of Shares      Cost        Valuet

       COMMON STOCKS   (Continued)

Finance - Real Estate  - 2.9%
  Freddie Mac                                     30,000      $   470,320  $ 2,066,250

Finance _ Services  - 5.6%
  Capital One Financial Corporation               47,000      $ 1,229,952  $ 3,093,187
  Paychex, Inc.                                    7,500          154,125      364,687
  Providian Financial Corportion                  10,000          538,294      575,000
                                                              $ 1,922,371  $ 4,032,874

Insurance _ Multiline  - 1.4%
  American International Group, Inc.              10,000      $   566,397  $   985,625

Internet Brokers _ 0.5%
  Charles Schwab Corporation (The)                13,000      $   397,876  $   368,875

Linen Supply and Related Products - 0.4%
  Cintas Corporation*                              6,000      $   166,578  $   319,125

Medical Instruments - 0.8%
  Medtronic, Inc.                                 10,000      $   504,734  $   603,750

Motion Pictures and Theatres  - 0.9%
  The Walt Disney Company                         22,000      $   236,300  $   636,625

Petroleum Producing  - 4.0%
  BP Amoco PLC-Sponsored ADR                      19,000      $   443,238  $   909,625
  Chevron Corporation                             10,000          340,535      844,375
  Exxon Mobil Corporation                         13,000          318,735    1,130,188
                                                              $ 1,102,508  $ 2,884,188

Publishing _ Electronic  - 0.7%
  Reuters Group PLC, ADR                           5,199      $   166,303  $   512,102

Retail Stores _ Apparel and Clothing  - 1.8%
  Gap, Inc.                                       50,000      $   521,360  $ 1,275,000

Retail Stores _ Building Materials and Home
                   Improvements _ 1.9%
  The Home Depot, Inc.                            30,000      $   587,115  $ 1,370,625

Retail Stores _ Department  - 1.4%
  Target Corporation                              30,000      $   146,129  $   967,500


    *Nonincome-producing security



                                      -18-



                         BRIDGES INVESTMENT FUND, INC.



                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 2000

                                                    Number                    Market
                Title of Security                  of Shares      Cost        Value

       COMMON STOCKS   (Continued)

Telecommunications  - 7.4%
  Level 3 Communications, Inc. *                  30,000      $ 1,060,546  $   984,375
  Sprint PCS Corporation *                        20,000          581,333      408,750
  Vodafone Airtouch PLC                           40,000          915,541    1,432,500
  West Teleservices Corporation*                  75,000        1,150,972    2,109,375
  WorldCom, Inc. *                                25,000          588,656      350,000
                                                              $ 4,297,048  $ 5,285,000

Telecommunications _ Equipment _ 5.9%
  Nokia Corporation Sponsored ADR                 50,000      $   585,643  $ 2,175,000
  Qualcomm Inc. *                                 25,000          455,060    2,054,688
                                                              $ 1,040,703  $ 4,229,688

Telecommunications - Satellite - 0.4%
  EchoStar Communications Corporation*            11,000      $   562,281  $   250,250

Television _ Cable _ 0.6%
  Comcast Corporation*                            10,000      $   309,375  $   417,500

Transportation _ Airfreight _ 1.2%
  EGL, Inc. *                                     35,000      $   466,542  $   837,812



       TOTAL COMMON STOCKS (Cost - $31,805,196)               $31,805,196  $59,488,293

       PREFERRED STOCKS  (1.3%)

Banking and Finance _ 0.8%
  CFB Capital II 8.20% Cumulative Preferred        5,000      $   125,000  $   119,375
  CFC Capital Trust 9.375% Preferred, Series B     5,000          125,000      117,500
  Harris Preferred Capital Corp.,                 10,000          250,000      236,250
     7.375%, Series A
  Silicon Valley Bancshares                        5,000          125,000      102,500
     8.25% Preferred Series I
                                                              $   625,000  $   575,625

Oil Comp. _ Exploration and Production _ 0.2%
  Canadian Occidental Petroleum Ltd.               5,000      $   125,000  $   115,312
    9.375% Preferred _ Series I


    *Nonincome-producing security






                                      -19-



                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 2000
                                                    Number                    Market
                Title of Security                  of Shares      Cost        Value

Utilities _ Electric _ 0.3%
  Tennessee Valley Authority 6.75%                10,000      $   250,000  $   233,750
    Variable Preferred Series D

     Total Preferred Stocks (Cost - $1,000,000)               $ 1,000,000  $   924,687

       Total Stocks (Cost - $32,805,196)                      $32,805,196  $60,412,980


      DEBT SECURITIES (15.1%)

Auto-Cars/Light Trucks _ 0.4%
  General Motors Corporation 7.700% Debentures
     due April 15, 2016                           $250,000    $   252,320  $   250,715

Energy _ Alternate Sources - 0.3%
  CalEnergy Co., Inc., 7.630% Notes
    due October 15, 2007                          $200,000    $   200,000  $   205,779

Hotels and Motels _ 0.4%
  Marriot International 7.875% Notes Series C
    due September 15, 2009                        $250,000    $   250,068  $   257,302

Household Appliances and Utensils - 0.1%
  Maytag Corp., 9.750% Notes,
    due May 15, 2002                              $100,000    $   102,200  $   104,330

Retail Stores _ Department - 0.3%
  Dillard Department Stores, Inc., 7.850%
    Debentures, due October 1, 2012               $150,000    $   151,347  $   103,237

  Sears Roebuck & Co., 9.375% Debentures
    due November 1, 2011                           100,000    $   106,399      111,462
                                                              $   257,746  $   214,699

Telecommunications _ 0.3%
  Level 3 Communications, Inc., 9.125% Senior     $250,000    $   241,938  $   205,551
    Notes due May 1, 2008

U.S. Government _ 3.7%
  U.S. Treasury, 8.000% Notes,
    due May 15, 2001                              $200,000    $   199,052  $   201,594

  U.S. Treasury, 7.500% Notes,
    due May 15, 2002                               200,000        214,098      205,594

  U.S. Treasury, 10.750% Bonds
    due February 15, 2003                          200,000        219,525      221,969






                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 2000
                                                   Principal                  Market
                Title of Security                   Amount        Cost        Value

     DEBT SECURITIES   (Continued)

  U.S. Treasury, 7.250% Notes,
    due May 15, 2004                               300,000        303,245      319,313

  U.S. Treasury, 7.500% Notes,
    due February 15, 2005                          300,000        305,871      326,390

  U.S. Treasury, 9.375% Bonds,
    due February 15, 2006                          200,000        256,222      238,000

  U.S. Treasury, 7.625% Bonds,
    due February 15, 2007                          300,000        307,910      306,516

  U.S. Treasury, 8.750% Bonds,
    due November 15, 2008                          200,000        237,472      217,781

  U.S. Treasury, 9.125% Bonds,
    due May 15, 2009                               200,000        234,910      222,687

  U.S. Treasury, 7.500% Bonds,
    due November 15, 2016                          300,000        308,539      361,687
                                                              $ 2,586,844  $ 2,621,531

Commercial Paper _ Short Term _ 9.6%
  American Express Credit Corporation
    Commercial Paper Note 6.258%
    due January 5, 2001                            2,500,000  $ 2,500,000  $ 2,500,000

  Ford Motor Credit Corporation
    Commercial Paper Note 6.358%
    due January 2, 2001                            3,200,000    3,200,000    3,200,000

  General Electric Credit Corporation
    Commercial Paper Note 5.907%
    due January 5, 2001                            1,125,000    1,125,000    1,125,000
                                                              $ 6,825,000  $ 6,825,000

     TOTAL DEBT SECURITIES (Cost - $10,716,116)               $10,716,116  $10,684,907


TOTAL INVESTMENTS IN SECURITIES - (99.5%)
  (Cost - $43,521,312)                                        $43,521,312  $71,097,887
CASH AND RECEIVABLES
  LESS TOTAL LIABILITIES _ (0.5%)                                              313,633
NET ASSETS, December 31, 2000 _ (100.0%)                                   $71,411,520



                   The accompanying notes to financial statements
                     are an integral part of this schedule.




                                     -20-



                         BRIDGES INVESTMENT FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2000



ASSETS                                              Amount
  Investments, at market value
     Common and preferred stocks
       (cost $32,805,196)                           $60,412,980
     Debt securities (cost $10,716,116)              10,684,907
          Total investments                         $71,097,887

  Cash                                                  220,602
  Receivables
     Dividends and interest                              97,932
     Subscriptions to capital stock                     320,860
      Securities Sold                                       302

TOTAL ASSETS                                        $71,737,583

LIABILITIES
  Dividend distributions payable                    $   185,030
  Redemption of capital stock                             9,774
  Investment advisor, management and
    service fees payable                                 90,696
  Accrued operating expenses                             40,563
TOTAL LIABILITIES                                   $   326,063

NET ASSETS
  Capital stock, $1 par value -
     Authorized 3,000,000 shares,
     1,850,301 shares outstanding                   $ 1,850,301

  Paid-in surplus -                                  42,266,307
          Net capital paid in on shares             $44,116,608



   Net unrealized appreciation on investments        27,576,575
   Accumulated undistributed net realized losses       (286,307)
  Accumulated undistributed net investment income         4,644
TOTAL NET ASSETS                                    $71,411,520

NET ASSET VALUE PER SHARE                              $38.59

OFFERING PRICE PER SHARE                               $38.59

REDEMPTION PRICE PER SHARE                             $38.59




            [FN] The accompanying notes to financial statements

                    are an integral part of this statement.

                                    -21-



                         BRIDGES INVESTMENT FUND, INC.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000




INVESTMENT INCOME                                       Amount
   Interest                                             $846,707
   Dividends  (Net of foreign withholding
                taxes of $4,981)                         387,114

        Total Investment Income                                    $ 1,233,921

EXPENSES
   Management fees                                    $  369,341
   Custodian fees                                         46,934
   Insurance and Other Administrative Fees                25,395
   Bookkeeping services                                   22,839
   Printing and supplies                                  16,459
   Professional services                                  16,742
   Dividend disbursing and transfer
      agent fees                                          26,475
   Computer programming                                    5,550
   Taxes and licenses                                      1,065


        Total Expenses                                             $   530,800

           NET INVESTMENT INCOME                                   $   703,021


NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS

   Net realized loss on transactions in
        investment securities                        $  (68,062)

   Net decrease in unrealized
        appreciation of investments                 (11,774,401)

        NET REALIZED AND UNREALIZED
           LOSS ON INVESTMENTS                                    $(11,842,463)


NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(11,139,442)



                   The accompanying notes to financial statements
                    are an integral part of this statement.




                                     -22-


                         BRIDGES INVESTMENT FUND, INC.


                      STATEMENTS OF CHANGES IN NET ASSETS

                 FOR THE YEAR ENDED DECEMBER 31, 2000 AND 1999



                                                 2000           1999
INCREASE IN NET ASSETS
  Operations -
     Net investment income                   $    703,021    $   434,398
     Net realized gain/(loss) on
      transactions in investment
      securities                                  (68,062)     2,401,788
     Net increase/(decrease) in
      unrealized appreciation
      of investments                          (11,774,401)    16,580,965
           Net increase/(decrease)
             in net assets resulting
             from operations                 $(11,139,442)   $19,417,151

  Net equalization credits                         13,498          3,190


  Distributions to shareholders from -
     Net investment income                       (703,021)      (434,398)
     Net realized gain from investment
       transactions                            (1,277,024)    (1,343,009)
  Return of capital                               (10,248)        (6,815)
  Net capital share transactions               14,792,073      3,666,452

           Total increase in Net Assets      $  1,675,836    $21,302,571


NET ASSETS:
  Beginning of year                          $ 69,735,684    $48,433,113


  End of year                                $ 71,411,520    $69,735,684



                   The accompanying notes to financial statements
                   are an integral part of these statements.



                         BRIDGES INVESTMENT FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2000




(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A.  Investments -

               Security transactions are recorded on the trade date at purchase cost or sales proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

               Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at quoted market value. Quoted market value represents the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. If no sales were reported on that day, quoted market value represents the closing bid price. The cost of investments for Federal Income tax purposes is approximately the same as the cost of investments reflected in the accompanying statement of net assets and schedule of portfolio investments. The difference between cost and quoted market value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.




          Net unrealized appreciation             2000      1999    Net Change
            (depreciation):
          Aggregate gross unrealized
            appreciation on securities   $30,194,492  $39,880,716

          Aggregate gross unrealized
            depreciation on securities    (2,617,917)    (529,740)

                         Net             $27,576,575  $39,350,976  $(11,774,401)



          The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities. The gain computed on the basis of average cost would have been substantially the same as that reflected in the accompanying statement of operations.

     B. Federal Taxes -

               The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

     C. Distribution To Shareholders -

               The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date. Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

     D. Equalization -

               The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

     E. Use of Estimates

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



(2)  INVESTMENT ADVISORY CONTRACT

          Under an Investment Advisory Contract, Bridges Investment Counsel, Inc. (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund. In return, the Fund has agreed to pay the Investment Adviser a fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

          The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically
     identified in the Investment Advisory Contract.   There were no amounts
     reimbursed in the twelve months ended December 31, 2000.





(3)  DIVIDEND DISBURSING AND TRANSFER AGENT

          Dividend disbursing and transfer agent services are provided by Bridges Investor Services, Inc. (Transfer Agent). The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services. Certain officers and directors of the Fund are also officers and directors of the Transfer Agent.




(4)       SECURITY TRANSACTIONS


          The cost of long-term investment purchases during the years ended December 31, was:




                                                         2000           1999
      United States government obligations            $    --        $    --
      Other Securities                                 23,216,912     9,166,680
                    Total Cost                        $23,216,912    $9,166,680


            Net proceeds from sales of long-term investments during the years ended December 31, were:





                                                         2000           1999
      United States government obligations            $  200,000     $  200,500
      Other Securities                                12,036,551      8,675,466

                     Total Net Proceeds              $12,236,551     $8,875,966






(5)  NET ASSET VALUE

           The net asset value per share represents the effective price for all subscriptions and redemptions.

(6)  CAPITAL STOCK

      Shares of capital stock issued and redeemed are as follows:






                                                         2000           1999
            Shares sold                                   377,263     123,704
            Shares issued to shareholders in
              reinvestment of net investment
              income and realized gain from
              security transactions                        37,066        35,210
                                                          414,329       158,914
            Shares redeemed                                72,181        64,491
              Net increase                                342,148        94,423


      Value of capital stock issued and redeemed is as follows:






                                                         2000            1999
          Shares sold                                 $16,215,549     $4,777,640
          Shares issued to shareholders in
            reinvestment of net investment
            income and realized gain from
            security transactions                       1,548,820      1,435,313
                                                      $17,764,369     $6,212,953
          Shares redeemed                               2,972,296      2,546,501
            Net increase                              $14,792,073     $3,666,452





(7)  DISTRIBUTIONS TO SHAREHOLDERS

          On December 29, 2000 a cash distribution was declared from net investment income accrued through December 31, 2000. This distribution was ultimately calculated as $.100 per share aggregating $185,030. The dividend will be paid on January 23, 2001 to shareholders of record on December 29, 2000.

FINANCIAL HIGHLIGHTS*<F1>

          Per share income and capital changes for a share outstanding for each of the last five years were:



                                           2000      1999      1998      1997      1996
Net Asset Value, Beginning of Period     $46.24    $34.26    $29.02    $24.56    $21.54

Income/(Loss) From Investment
  Operations
  Net Investment Income                  $  .40    $  .30    $  .44    $  .51    $  .55
  Net Gains or (Losses) on Securities
   (both realized and unrealized)         (6.84)    12.89      7.36      4.77      3.28
     Total From Investment Operations    $(6.44)   $13.19    $ 7.80    $ 5.28    $ 3.83

Less Distributions
  Dividends from net investment income   $ (.40)   $ (.30)   $ (.44)   $ (.51)   $ (.55)
  Distributions from capital gains         (.81)     (.91)    (2.12)     (.31)     (.26)
    Total Distributions                  $(1.21)   $(1.21)   $(2.56)   $ (.82)   $ (.81)

Net Asset Value, End of Period           $38.59    $46.24    $34.26    $29.02    $24.56

Total Return                             (14.09)%   38.90%    27.48%    22.33%    18.06%

Ratios/Supplemental Data

  Net Assets, End of Period
   (in thousands)                        $71,412   $69,736   $48,433   $36,648   $29,249
  Ratio of Expenses to Average
   Net Assets**<F2>                         .72%       .73%      .77%      .81%      .87%
  Ratio of Net Investment Income to
   Average Net Assets **<F2>                .95%       .78%     1.37%     2.64%     3.23%
  Portfolio Turnover Rate                    19%        16%       24%        8%        8%





     <F1>* Per share income and capital change data is computed using the weighted average number of shares outstanding method.
    <F2>** Average net asset data is computed using monthly net asset value figures.



Bridges Investment Fund, Inc.                                January 23, 2001
 Shareholder Communication
 Annual Report for 2000

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

Introduction

     The following information is provided in response to Item 5 and Item 5A in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C. The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 5(c)

     Item 5(c) requires the disclosure of the name and title of the person or persons employed by or associated with the Fund's investment adviser, Bridges Investment Counsel, Inc., who are primarily responsible for the day-to-day management of the Fund's portfolio as well as the length of their service and business experience during the past five years.

     Mr. Edson L. Bridges III, President of the Fund and Executive Vice President - Investments, of Bridges Investment Counsel, Inc., is responsible for the day-to-day operation of the Fund's portfolio. Mr. Bridges III dedicates his professional efforts toward security research and portfolio management for Bridges Investment Counsel, Inc. Mr. Bridges III has been employed in these areas of responsibility for all clients, including Bridges Investment Fund, Inc., for more than 16 years.

     Mr. Brian M. Kirkpatrick, Vice President of the Fund and Director of Research for Bridges Investment Counsel, Inc., is capable for assuming portfolio management responsibilities of the Fund in instances where his decisions would be needed. Mr. Kirkpatrick has a more than eight year career with the Firm.

     Mr. Edson L. Bridges II, Chairman and Chief Executive Officer, served as the portfolio manager for almost 34 years from July 1, 1963 through April 13, 1997. He is available to be a back-up person to Mr. Bridges III whenever the assumption of that responsibility is appropriate or required. Mr. Bridges' career as an investment adviser covers a span of more than 41 years.

Item 5A.(a)

     The first response under this disclosure is Item 5A.(a) that requests the management to briefly discuss those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund's investment adviser, that materially affected the performance of the Registrant during the most recently completed fiscal year. The investment performance for 2000, the most recently completed fiscal year, developed a negative 14.09% total return for a $10,000 investment with cash distributions reinvested in shares of capital stock in the Fund.

     The relevant market conditions and the investment strategies pursued by the Fund's investment adviser that materially affected the performance of Registrant during the most recently completed fiscal year are fully described on pages one through four of the Shareholder Letter.

Item 5A.(b)

     The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate

Shareholder Communication          MD&A-2                     January 23, 2001


broad-based securities market index. In a table placed within or contiguous to the graph, the Fund's average annual total returns for the one, five, and ten-year periods ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

     This line graph appears on page MD&A 4. The information on the line graph is set forth without amplifying commentary. However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 2000 is an integral part of the overall presentation concerning investment performance.

     The assumptions for the preparation of data to compute performance for the Standard & Poor's 500 Composite Index and for Bridges Investment Fund, Inc., along with other items of information and analysis, appear at pages MD&A 5.

     The Standard & Poor's 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund. Common stocks would average about 70% to 80% of total market value in the Fund's portfolio over the last decade. This observation means that our Fund's investment record in the typical year cannot be expected to match the results of a securities investment in the Standard & Poor's 500 Composite Index because the same degree of risk/reward has not been assumed by the Fund. Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization, widely owned stocks, a representative list of which is held by our Fund. In 2000, the Fund's total return trailed the S & P by a wide margin.


Item 5A.(c)

     This response addresses the impact that any policy or practice as to the maintenance of a specified level of distributions to shareholders had on investment strategies of the Fund and the per share net asset value during the Fund's last fiscal year -- 2000.

     The initiative to support the primary investment objective of long term capital growth is causing a reduction in the ownership of income earning assets (U.S. Treasury securities, corporate bonds, preferred stocks) as a percent of total market value for the Fund's portfolio. In addition, the number of common stocks held in the portfolio that do not make dividend payments has increased significantly in 1998 to 2000 time frame.

     The disclosures required for Item 5(c) and Item 5A.(a), (b), and (c) conclude at this point in this text.

Other Comments

     History of Calculations for MD&A Page 4 -- The table that appears on page 4 sets forth the dollars reported for a $10,000 investment in Bridges Investment Fund, Inc. and the Standard & Poor's 500 Composite Stock Index in the one year, five year, and ten year illustrations. One purpose for this presentation is to demonstrate the dynamics that result from dropping off the base year and starting with a new one. The data for each Annual Shareholder Report Management's Discussion and Analysis will be published to portray the volatility and/or consistency of the returns as they develop over the years.
The level of prices at the opening of the investment and at the time of the last calculation carry the dominant forces in the determination of the final results:

Shareholder Communication            MD&A-3                  January 23, 2001


                           Value of a $10,000 Investment


                                   % Chg.            % Chg.                %
Chg.
Annual                             Prior             Prior              Prior
Report                             Yr.               Yr.                Yr.
Year    Investment        1 Yr.    Disclo.  5 Yr.    Disclo.  10 Yr.    Disclo.
1993    BIF, Inc.         10,618   N.C.     17,154   N.C.     27,656  N.C.
1994    BIF, Inc.         10,033    -5.5    13,882   -19.1    27,502  - 0.6
1995    BIF, Inc.         13,066   +30.2    18,031   +29.9    27,949  + 1.6
1996    BIF, Inc.         11,792    -9.8    17,566    -2.6    28,186  + 0.8
1997    BIF, Inc.         12,229   + 3.9    20,147   +14.7    35,959  +27.6
1998    BIF, Inc.         12.712   + 3.9    24,098   +19.6    41,014  +14.1
1999    BIF, Inc.         13,891   + 9.3    33,467   +38.9    46,614  +13.6
2000    BIF, Inc.          8,591   -38.1    21,948   -34.4    39,332  -15.6

1993    S&P 500           11,010   N.C.     19,703   N.C.     39,656  N.C.
1994    S&P 500           10,122    -8.1    15,153   -23.1    37,800  - 4.7
1995    S&P 500           13,661   +35.0    21,334   +40.8    39,519  + 4.6
1996    S&P 500           12,229   -10.5    20,134   - 5.6    41,001  + 3.8
1997    S&P 500           13,332   + 9.0    25,112   +24.7    55,261  +34.8
1998    S&P 500           12,852   - 3.6    29,366   +16.3    57,706  + 4.4
1999    S&P 500           12,101   -.5.8    35,026   +19.3    53,075  - 8.8
2000    S&P 500            9,089   -24.9    23,163   -33.9    49,728  - 6.2


    Sources:  Graphs in MD&A Reports 1993 through 1999
        N.C.: Not Calculated


The foregoing data show significant variations from time to time. With respect to the calculation for the $10,000 investments in the S&P 500 Composite Index, the values calculated do not have deductions for operating expenses and brokerage expenses that are reflected in the values shown for the comparative investment in the Fund. The values shown for the S&P 500 Composite Index may not be similar to data prepared by other issuers of this type of information due to the methodology and timing for the reinvestment of dividends received by S&P companies. Please refer to MD&A, page 5, for further information.

     Integrity and Trust -- In the final analysis, investors make judgments about organizations and the persons who manage and operate them. There can and should be a strong faith and trust factor that develops over time. Our investment record is based upon extensive research efforts and conservative judgments. The process to improve efforts is a continuing one, particularly with respect to addressing the implementation of what we know to the investment selection process. The results of the changes in this direction will probably be an increase in the portfolio turnover to adjust better to rapidly changing market conditions. The management believes that its organization and people are at the highest level of proficiency now than at any time in our entire relationship with the Fund.

                                             Respectfully submitted,

                                             \s\ Edson L. Bridges II
                                             Edson L. Bridges II
                                             Chairman





Year    BIF        S & P 500

1990    10,000.00  10,000.00
1991    13,033.66  12,100.29
1992    14,025.42  12,829.27
1993    15,430.01  13,635.24
1994    15,639.14  13,675.08
1995    21,494.40  17,907.17
1996    26,417.74  21,139.87
1997    35,220.11  25,859.05
1998    45,264.93  32,963.12
1999    54,777.52  45,786.00
2000    49,787.68  39,332.32


(Amounts in table above represent year-end market values, and are plotted as data points on a line graph in the actual annual shareholder report.)

Average Annual Total Return for Bridges Investment Fund, Inc.:
     1  Year   - 14.09%
     5  Year     17.04%
     10 Year     14.68%

Past Performance is not predictive of future performance.

Shareholder Communication          MD&A-5                  January 23, 2001


               INFORMATION SUPPORTING AND SETTING QUALIFICATIONS
                             FOR INVESTMENT RETURNS

Assumptions

   1.The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.

   2.The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.

   3.The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.

   4.All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates. The dividend for the Standard & Poor's 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund.

   5.Reinvestment fees for dividend and capital gains distributions were deducted before reinvestment in shares of the Fund. The Standard & Poor's 500 Composite Index was not charged with any brokerage commissions, reinvestment fees, or operating expenses.

Appropriate Index

     The Fund is to select an "appropriate broad-based securities market index" that is administered by an organization that is not an affiliated person of the Fund or its investment adviser. The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes

     In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission are urged to compare their performances to other more narrowly-based indexes that reflect the market sectors in which they invest. Management has investigated commercial paper, Treasury Bill, Treasury Note, Treasury Bond, and Corporate Bond indexes to cover those portfolio segments not invested in the common stock market. Some problems with comparable information have been encountered particularly with respect to the difficulty of matching income reinvestment dates in the indexes with the reinvestment calendar scheme in effect for the Fund. Therefore, at this point in time, the Fund management has decided not to present the comparisons to the more narrow indices.